October 2017 Relieving pain…….Improving lives Exhibit 99.1

Special Note Regarding Forward-Looking
Statements
This presentation includes forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934.  These statements, among other things, relate to our business strategy, goals and expectations concerning our product candidates, future operations, prospects, plans and objectives of management.  The words "anticipate", "believe", "could",
"estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases are used to identify forward-looking statements in this presentation.  Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.
This presentation is intended to be nonpromotional and for investor discussion purposes only.  The information provided herein contains references to investigational products and use of these products has not been approved by the FDA.  The safety and efficacy of the investigational use of these development products has not been determined.  There is no guarantee that the investigational use listed will be filed with and/or approved for marketing by any regulatory agency.  These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and
Exchange Commission at www.sec.gov.  These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

Company Highlights

•
Specialty pharmaceutical company focused on hospital and related settings with late stage investigational product, IV Meloxicam, targeting management of moderate to severe pain
•
Filed New Drug Application for IV Meloxicam in July 2017; Received FDA acceptance for review in September
2017 (PDUFA Date-
May 26, 2018)
–
Reported results for pivotal Phase 3 trial in patients following abdominoplasty surgery
–
Reported results for pivotal Phase 3 trial in patients following bunionectomy surgery
–
Reported results for Phase 3 safety study demonstrating solid safety and tolerability profile
–
Completed renal impairment and ECG studies
•
Multiple therapeutics in clinical development for hospital and related settings
–
Non-opioid, alpha 2 agonist for peri-procedural use;
–
Recent acquisition of Neuromuscular Blockers (NMB) and related reversal agents from Cornell University
•
Used for rapid induction and reversal of neuromuscular blockade
•
Revenue and cash flow positive contract development and manufacturing (CDMO) business
–
Raised Revenue and EBITDA Guidance, August 2017
•
Solid cash position-
$50.2 million cash @ 6/30/17
•
Experienced management team with significant development, regulatory and commercial experience

Experienced Management and Board
•
Gerri
Henwood
–
President
and
CEO
Founded Recro Pharma (REPH, NASDAQ), Auxilium
Pharmaceuticals (AUXL, NASDAQ) and IBAH (former
NASDAQ
Co.
–
acquired
1998);
GSK
•
Michael
Celano
–
CFO
Over 35 years of financial leadership experience –
Kensey
Nash, BioRexis, Orasure, Arthur
Andersen/KPMG
•
Randy
Mack
–
SVP,
Development
Over
25
years
of
clinical
development
experience
–
Adolor,
Auxilium, Abbott Labs and Harris Labs
•
Stewart
McCallum,
MD
–
CMO
Over
9
years
of
GSK
Clinical
experience
–
Development
experience; past clinical Investigator, KOL and Stanford U.
•
Fred
Graff
–
CCO
Over 30 years of successful commercial experience,
including sales and marketing leadership roles at Sepracor,
RPR, and MAP Pharmaceuticals
•
Scott
Rizzo-
General
Manager,
Gainesville
CDMO
Over 25 years of operations experience –
Roche
Pharmaceuticals, Barrier Therapeutics, PwC, E.I. DuPont
Board of Directors
Wayne
B.
Weisman
–
Chairman
SCP VitaLife Partners
Alfred Altomari
CEO, Agile Therapeutics; former J&J
William L. Ashton
Harrison
Consulting
Group;
frmly
Amgen
Michael Berelowitz, M.D.
Former SVP, Specialty Care Business Unit,
Pfizer
Winston J. Churchill
SCP VitaLife Partners
Karen Flynn
Senior Vice President and Chief Commercial
Officer of West Pharmaceutical Services, Inc.
Gerri
Henwood
–
CEO
Bryan Reasons
SVP and CFO, Impax
Laboratories

Recro Pharma: An Acute Care Company (REPH:NASDAQ) 5

Contract Manufacturing Acute Care Division Our Two Divisions 6 6

Acute Care Clinical Stage Pipeline
Investigational Product
PC
I
II
III
Rights
Meloxicam
WW
IV formulation
Acute post operative pain
Filed NDA
IM formulation
Acute pain
Dexmedetomidine (“Dex”)
WW, exc. Europe, Turkey, CIS
Dex-IN (intranasal)
Peri-procedural pain
Phase 2
Cancer breakthrough pain
Neuromuscular Blockers (NMB)
(Anesthesia)
WW
IV Intermed
–
action (RP1000)
IV Ultra-short action (RP2000)
7
NMB Reversal (Anesthesia)
WW
RP3000

Post Op Pain Market Underserved
•
$5.9 billion market
(1)
•
Predominantly opioid
use
(1)
•
Significant side effects /
issues associated with
opioids
(2)
•
Dearth of non-opioid
drugs in development
Inpatient procedures
Total procedures (2009)
47.9M
Addressable
>25M
Ambulatory procedures
Total procedures (2006)
53.3M
Addressable
>25M
Note: Addressable includes procedures expected to
utilize pain medication.
Source: National Center for Health Statistics and
management estimates.
(1)
GBI Research, 2010 sales.
(2)
Benyamin et al. 2008. “Opioid Complications and Side Effects.”
Pain Physician 11 (SPEC. ISS. 2): S105–20

Limited Acute Pain Relief Options for Patients
*Pain severity based upon market research / physician feedback
Pain
Severity*
Class
Compounds
Advantages
Disadvantages
Mild
Acetaminophen
Antipyretic properties;
Oral; no opioid AEs
Only effective for mild pain; short
acting
NSAIDs
Ketorolac, ibuprofen,
aspirin
Mild to moderate analgesia;
oral; no opioid AEs
Bleeding risk; GI and renal
complications; short acting
Moderate
Sodium channel
blockers
Bupivacaine, lidocaine
Use directly at pain site;
mostly peri-operative
Limited duration of action; some
are concerned  about local tissue
impact
Alpha 2 agonists
Dexmedetomidine
(Recro Pharma)
Target pain relief; anxiolytic
properties; no respiratory
depression, impaired GI or
addictive properties
In development –
potential to be
approved for peri-procedural
pain; blood pressure decrease
Moderate to
Severe
Non-opioid,
once a day
preferential
COX-2
IV/IM meloxicam
(Recro Pharma)
q24 hour dosing;
Both Ph. 3 pivotal studies met
primary endpoints;
MOA-
no impact on GI
motility; well tolerated
Class effects: Bleeding risk; GI
and renal complications.
Opioids
Morphine,
hydrocodone,
oxycodone, fentanyl
Good pain relief
Respiratory depression, impaired
GI motility after even one dose;
frequent nausea and vomiting;
abuse/addiction potential

IV Meloxicam

IV Meloxicam Overview
•
FDA approved as an oral preferential COX-2 inhibitor and used in a number of indications
•
Proprietary non-opioid, once daily injectable form for management of moderate to severe pain
–
Incorporates Alkermes’ NanoCrystal
®
technology
•
IV Meloxicam –
once daily preferential COX-2 inhibitor for moderate to
severe acute pain
–
Multiple Phase 2 studies met primary endpoints in acute pain models
–
Phase 3 efficacy trial in abdominoplasty met the primary endpoint
–
Phase 3 efficacy trial in bunionectomy met the primary endpoint
–
Phase 3 safety study demonstrated solid safety and tolerability profile
–
Completed renal impairment and ECG studies
–
Filed New Drug Application in July 2017; Received FDA acceptance for review in
September 2017 (PDUFA Date-
May 26, 2018)
•
Formulation IP issued through 2022 and additional methods of preparation
IP issued through May 2030
NanoCrystal
®
is a registered trademark of APIL

Phase 3 Safety Study Reported Q2 2017
•
Randomized, Double-blind, Placebo-controlled Safety
Study
–
Subjects requiring major surgery that was expected to result in inpatient hospitalization for at least 24-48 hours
•
721 subjects at 31 centers in 4 countries treated with:
–
Placebo
–
IV Meloxicam 30 mg
•
Study drug administration
–
Added to existing pain management protocol after surgery (No minimum pain score required for randomization)
–
Once daily for up to 7 doses
–
Additional dose at discharge was at the discretion of subject and investigator.

Phase 3 Safety Study-
Endpoints
•
Incidence of AEs and SAEs
•
Change from baseline in laboratory tests;
incidence of abnormal clinical laboratory tests
•
Change from baseline in vital signs; incidence of
clinically significant changes in vital signs
•
Incidence of clinically significant abnormal ECG
findings
•
Incidence of abnormal wound healing
•
Opioid consumption over 48 hours

Phase 3 Safety Study-
Subject Demographics
Overall
Variable
(N=721)
Mean (Range) Age (yrs)
53 (18-80)
>=65 years: n (%)
163 (22.6)
Male: n
(%)
293 (40.6)
Mean (SD) BMI (kg/m
2
)
29.4 (4.93)
>=35 kg/m
2
: n (%)
111 (15.4)
Surgery: n (%)
Abdominoplasty
43 (6.0)
Gynecologic Surgery
89 (12.3)
GI Surgery
39 (5.4)
Soft Tissue Surgery
170 (23.6)
Total Ankle Replacement
1 (0.1)
Total Shoulder Replacement
8 (1.1)
Total Hip Replacement
68 (9.4)
Total Knee Replacement
156 (21.6)
Orthropedic Trauma
1 (0.1)
Complex Foot
71 (9.8)
Bunionectomy
53 (7.4)
Spinal
13 (1.8)
Head And Neck
1 (0.1)

% of Subjects
IV Meloxicam
30 mg
Placebo
Adverse Event
N = 538
N = 183
Subjects with an SAE
2.6
5.5
Subjects with >=1 AE
63.0
65.0
Nausea
22.9
27.9
Constipation
9.5
9.3
Vomiting
5.0
7.7
Pruritis
3.9
5.5
GGT Increased
3.9
2.7
Headache
3.7
6.6
Anemia
3.3
2.2
Phase 3 Safety Study
Adverse Events –
3% in the IV Meloxicam Group

16
Phase 3 Safety Study
>65 years & Mild Renal Impairment
Adverse Events –
3% in the IV Meloxicam Group
n (%) of Subjects
IV Meloxicam
30 mg
Placebo
Adverse Event
N = 88
N = 31
Subjects with >=1 AE
Nausea
17 (19.3)
8 (25.8)
Constipation
16 (18.2)
Anemia
Vomiting
Pruritus
GGT increased
Pyrexia
1
2
Urinary Tract Infection
1
2
Postoperative Fever
1
2

17
Phase 3 Safety Study –
Total Population
Total Opioid Used (in morphine equivalents)
*p<0.05
22.0%
*
23.9%
33.9%
*
23.2%
*
0
10
20
30
40
50
0-24 HR
24-48 HR
48-72 HR
Treatment Period
IV Meloxicam 30 mg (n=538)
Placebo (n=183)

Phase 3 Safety Study –
Orthopedic Surgeries
Total Opioid Used (in morphine equivalents)
*p<0.05
27.4%
*
26.1%
*
38.4%
*
25.8%
*
0
10
20
30
40
50
60
0-24 HR
24-48 HR
48-72 HR
Treatment Period
IV Meloxicam 30 mg (n=283)
Placebo (n=96)

19
0
10
20
30
40
50
60
70
80
0-24 HR
24-48 HR
48-72 HR
Treatment Period
IV Meloxciam 30 mg (n=117)
Placebo (n=39)
Phase 3 Safety Study –
Total Knee Replacement
Total Opioid Used (in morphine equivalents)
36.4%
35.2%
*p<0.01
*
*
*
58.9%
38.4%

20
Phase 3 Safety Study
>65 years & Mild Renal Impairment
Total Opioid Used (in morphine equivalents)
*p<0.05
0
10
20
30
40
50
60
70
0-24 HR
24-48 HR
48-72 HR
Treatment Period
IV Meloxicam 30 mg (n=88)
Placebo (n=31)
30.5%
41.9%
*
56.9%
33.8%

Phase 3 Abdominoplasty Study
•
Multicenter, Multi-dose, Randomized, Double-blind,
Placebo-controlled
•
219 subjects randomized to IV Meloxicam 30mg or
Placebo
–
Study medication administered once daily up to 3 doses
–
98% of subjects completed the 48 hour assessments
•
Standard analgesia design
–
Pain Intensity assessments (SPID24 = Primary Endpoint)
–
Use of rescue medication
–
Time to onset
–
Patient Global Assessment of Pain Control

Phase 3 Abdominoplasty Study Primary Endpoint – SPID24* 22 * W2LOCF

Phase 3 Abdominoplasty Study
Summary of Secondary Endpoints
SPID6, Times to Meaningful Pain Relief and First Rescue, Number of
Subjects
rescued
0-24
and
0-48
hours,
%
Subjects
with
>30
and
>50%
Improvement
within
6
Hours
and
>50%
within
24
hours,
PGA
of
Pain
Control at 24 hours were not significantly different between treatment groups.
Parameter
Met criteria for Statistical
Significance:
SPID12
SPID48
SPID24-48
Number of Subjects Rescued 24-48 Hours
Number of Times Rescued 0-24 Hours
Number of Times Rescued 24-48 Hours
Number of Times Rescued 0-48 Hours
Time to Perceptible Pain Relief
%
Subjects
with
>30%
Improvement
-
24
Hours
PGA of Pain Control at 48 hours

Phase 3 Abdominoplasty Study
Adverse Events –
2% in the IV Meloxicam group
24
n (%) of Subjects
IV Meloxicam
30 mg
Placebo
Preferred Term
(N=110)
(N=109)
Subjects with >=1 TEAE
58 (52.7)
80 (73.4)
Nausea
30 (27.3)
41 (37.6)
Headache
13 (11.8)
18 (16.5)
Vomiting
5 (4.5)
10 (9.2)
Dizziness
4 (3.6)
10 (9.2)
** Four (4) subjects experienced Serious Adverse Events during this study.  Three subjects were randomized to placebo and one to IV
Meloxicam.

Phase 3 Bunionectomy Study
•
Multicenter, Multi-dose, Randomized, Double-blind,
Placebo-controlled
•
201 subjects randomized to either IV Meloxicam 30 mg or
Placebo
–
Study medication administered once daily up to 3 doses
–
95% of subjects completed the 48 hour assessments
•
Standard analgesia design
–
Pain Intensity assessments (SPID48 = Primary Endpoint)
–
Use of rescue medication
–
Time to onset
–
Patient Global Assessment of Pain Control

Phase 3 Bunionectomy Study Primary Endpoint – SPID48* 26 * W2LOCF

Phase 3 Bunionectomy Study
Summary of Secondary Endpoints
Parameter
Met criteria for Statistical
Significance:
SPID6
SPID12
SPID24
SPID24-48
Time to First Rescue Analgesia
Number of Subjects Rescued 0-24 Hours
Number of Subjects Rescued 24-48 Hours
Number of Subjects Rescued 0-48 Hours
Number of Times Rescued 0-24 Hours
Number of Times Rescued 24-48 Hours
Number of Times Rescued 0-48 Hours
%
Subjects
with
>30%
Improvement
-
6
Hours
%
Subjects
with
>30%
Improvement
-
24
Hours
%
Subjects
with
>50%
Improvement
-
24
Hours
PGA of Pain Control at 48 hours
Times to Perceptible and Meaningful Pain Relief, % Subjects with
>50% Improvement within 6 Hours, PGA of Pain Control at 24
hours were not significantly different between treatment groups.

Phase 3 Bunionectomy Study
Adverse Events –
3% in either group
28
n (%) of Subjects
IV Meloxicam
30 mg
Placebo
Preferred Term
(N=100)
(N=101)
Subjects with
1 TEAE
44 (44.0)
54 (53.5)
Nausea
20 (20.0)
26 (25.7)
Headache
8 (8.0)
12 (11.9)
Vomiting
3 (3.0)
9 (8.9)
Pruritus
8 (8.0)
3 (3.0)
Decreased appetite
2 (2.0)
7 (6.9)
Constipation
4 (4.0)
5 (5.0)
Abdominal pain
--
6 (5.9)
Dizziness
3 (3.0)
4 (4.0)
Flushing
3 (3.0)
1 (1.0)
Somnolence
3 (3.0)
2 (2.0)
ALT increased
--
3 (3.0)
**Two (2) subjects experienced Serious Adverse Events during this study.  Both subjects were randomized to placebo.

Next Steps for IV Meloxicam
•
Filed NDA for IV Meloxicam in July 2017; Received FDA acceptance for review in September 2017 (PDUFA Date-
May 26, 2018)
•
Total across NDA: approximately 1400 meloxicam patients
–
Largest Phase 3 double blind placebo controlled non-opioid study evaluating post operative IV pain product in a post-operative setting
•
Finalize and initiate Phase 3B studies
–
Orthopedic surgery (total knee)-
opioid consumption/pain intensity
–
Colorectal surgery-opioid consumption; length of stay
•
Execute Commercialization and Launch Plan
–
Strategic Segmentation, Prioritization and Targeting to Accelerate Formulary
Adoption

Opioids Dominate the IV Pain Market
3.9
1.3
0.7
0.5
2.2
7.1
2.1
1.4
0.8
6.1
0
1
2
3
4
5
6
7
8
Opioids
Local Anesthetics
Ketorolac
Ofirmev
Any Drug
Number of Inpatients Treated & DOT For Top 10 Surgical Procedures Treated
With Selected  IV Analgesics
Patients
Days Of Therapy
30
Note:  Patients may be treated with more than one analgesic during a given DRG
Source:  Truven Health  Analytics 2014
Demonstrate clinical and economic
value versus IV opioids

Efficacy in Double Blind Laparoscopic Abdominal Surgery compared to Ketorolac and to Placebo *** p < 0.001 vs. Placebo CONFIDENTIAL 31

Peak Analgesic Effects of IV Meloxicam and
Morphine

Single 30mg Dose Performance over 24 hrs
(Abdominal
Hysterectomy
Trial
–
IV
Meloxicam
vs
IV
Morphine)
Baseline Pain Level ~60
-10
0
10
20
30
40
50
60
0
4
8
12
16
20
24
Time (Hours)
Placebo n=64
Morphine n=62
IV Meloxicam 30 mg n=60

Length of Analgesic Effects of IV Meloxicam
and Morphine

34%
34%
17%
9%
8%
8%
94%
92%
61%
36%
32%
29%
88%
100%
95%
78%
75%
68%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
0.5 hour
1 hour
6 hour
12 hour
18 hour
24 hour
Placebo
IV Morphine 0.15 mg/kg
IV Meloxicam 30 mg
Responder rate based on >30% improvement in pain intensity scores in moderate/severe patients following open hysterectomy
Each medication given as a single dose
LOCF Analysis
Phase 2 Open Hysterectomy Study

IV Meloxicam Target Opportunity
Intra-abdominal Procedures
•
Surgeons have keen
interest in:
–
Avoidance of opioids
–
Avoidance of troughs in
existing non-opioid pain
med options
•
If approved, could answer
needs through:
–
Relief of moderate to
severe pain over 24 hours
–
Reducing LOS
34
Orthopedic Procedures
•
Surgeons have keen
interest in:
–
Long lasting serious pain
relief to get the patient
through the trip home and
first post-op day/night
–
Many surgeons concerned
about opioid use and
potential for addiction
•
If approved, could answer
needs through:
–
Relief of moderate to
severe pain over 24 hours
–
No addiction properties

Ambulatory Surgical Centers Offer Opportunity for High
Volume Surgeons To Gain Early Meloxicam Experience
Experience with IV Meloxicam:
Build market experience with IV Meloxicam at settings that
have lower barriers to adoption and appetite for
experimentation
Hospital Outpatient
Settings
Hospital Inpatient
Settings
Ambulatory
Surgical Center
Setting
High Performing Surgeons That Practice at All Locations
Early trials may carry back and drive adoption at Community
and Academic Hospitals

CONFIDENTIAL

Long-Lasting Opioid Sparing Option is Perceived
Important Across All Settings of Care

Segment
Size
Summary
ASC
~2.2M
Patients
Opioid
sparing
option
reduces
physician
risk,
facilitates
same
day
discharge
with improved patient experience and 24 hour pain control.
Expand surgery repertoire by enabling more complex surgeries to be performed and discharged on the same day at ASCs.
Swift formulary decision-making
Healthy margin, limited by level of reimbursement per case
HOPD
~9M Patients
Opioid
sparing
option
reduces
physician
risk,
facilitates
on-time
or
early
discharge with improved patient experience and 24 hour pain control.
Healthy margin on average, burdened by hospital-wide pharmacy budget
Slow formulary decision-making, but shared across multiple settings
Inpatient
~11M
Patients
Opioid
sparing
option
with
24
hour
efficacy
remains
appealing
Reduction
in
length
of
stay
remains
important
but
less
compelling
because
benefit masked by operational efficiencies of the staff
Slow formulary decision-making, but shared across multiple settings
Greater institutional inertia to impact change
Source:  Primary market research with customer interviews and analysis

Targeted Accounts Cover ~12.6M Patients
Across All Settings Of Care

Hospital Inpatient
ER
HOPD
ASC
Total
Addressable
Procedures
11m
6.9m
9m
2.2m
~29m
Core Target
Procedures
Targeted
Accounts
3.7m
0.5m
7.2m
1.2m
~12.6m
Patient opportunity
by setting of care
Source: Definitive HC (DRG and CPT#) –
Medicare; Projected to US All Payer @ 3.5X for ED, 4X for HOPD & ASC; Claims / Patient –
LexisNexis: ASC 3X; HOPD/ED 1.2
Notes:
•
Addressable DRGs exclude DRGs where Meloxicam may be inappropriate (e.g. ObGyn, cardiovascular); Core Target DRGs are high volume Ortho, GI, General Surgery procedures
•
ER procedures include many medical uses (e.g. back pain) where there is no surgical procedure; at launch ER utilization is considered spillover from other hospital settings
•
Addressable HOPD/ASC procedures exclude colonoscopies, eye procedures and focus on Ortho, GI and General Surgery procedures nearly all addressable procedures are targeted
1,475 Hospitals
1,475 Hospitals
~570 ASCs
~570 ASCs
Orthopedic (Hip/Knee, Spine, other)
General Surgery
GI/Colorectal

SF Size Of 80-100 Reps Provides 80% Coverage Of Key
Procedures, Institutions, Key Surgeons & Top ASCs
Source: Definitive HC (2015-20161H)
80%
95%
1,475
Institutions
3.8M
Procedures
~570 ASC
~3.5m claims
~1.2m patients
Further ASC & IDN Data analysis in addition to pre-launch account profiling activity will lead to refinements in ASC targeting
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
5
Concentration Curve For US
Hospitals, Procedure Volume
0
1
2
3
4
5
6
7
8
Concentration Curve For ASC,
Estimated All Payer Claim
Volume
Number of Hospitals
Number of ASCs

NMB
Compounds
from
Cornell
-
Background
•
NMBs
stands
for
a
Neuromuscular
Blocking
Agents:
(Used
as
an
“anesthetic” agent to facilitate intubation and surgery)
•
NMBs are classified by their onset time and duration of activity
* Predicted based on currently available data            **supplemental
pre-clinical
work
required
before
next
clinical
trial
at
higher
dose
Compound
Onset Time
Duration of Activity
Status
Intermediate
Acting*
RP1000
Rapid*
Intermediate
Acting*
Phase
I**
Ultra-Short
Acting*
RP2000
Rapid*
Ultra-short
acting*
Pre
IND
•
Reversal agent specific to licensed compounds; acts quickly by a chemical reaction to reverse blockade
•
Potential for same dose of reversal agent to be used independent of time of administration
•
Reversal agent may require further refinement formulation

NMB –
What is the clinical need?
•
Novel NMBs and related agents with the potential for rapid onset with ultra-
short and intermediate durations of action, along with the potential to be rapidly reversed
•
Clinical potential: reducing the time required for induction of anesthesia and the time needed to recover from NMB that patients require post procedure
(in the OR and in the PACU) while potentially enhancing patient safety.
•
Current alternatives when patients need “reversing” from neuromuscular blockade:
i.
encapsulating/binding reversal agents (Sugammadex)
ii.
enzymatic reversal agents (Neostigmine)
–
Both pathways may require higher doses and therefore incur greater expense if used earlier in a procedure compared to late in a procedure
•
(i.e., when more  NMB agent is remaining in the patient’s system)
•
However, the proposed reversal agent used to reverse RP1000 and
RP2000, may more quickly reverse neuromuscular blockade via a chemical reaction
–
This outcome could be beneficial to the patient and result in meaningful cost savings for the hospital/ASC

Contract Development and Manufacturing (CDMO) Business Overview Gainesville

42
Gainesville CDMO Facility
Gainesville, GA, Facility
–
Located on 148 acres of land,
the facility has approximately
97,000 square feet of space
–
Plant began operations early 90’s
–
Includes 288 pallet vault built in
accordance with DEA
specifications
–
Operates under cGMP standards
–
Two level facility
–
FDA/EMA/DEA Licensed
–
Development, Scale-up and full
scale manufacturing
–
Manufactures product for U.S.,
European and Asian markets
–
Solid oral-dosage forms capacity
–
Capsule capacity-
500-700
million capsules
–
Tablet capacity-
1.5 billion
tablets

CDMO Overview
CDMO facility
•
97,000 + sq. ft. solid oral dosage manufacturing cGMP
•
DEA licensed;
~185
employees
•
Revenues include product
sales, royalties and profit
sharing
•
Positive cash flow providing debt service and non-dilutive
financing source for Company development and
operating activities
Service capabilities
•
Formulation, process
development and optimization
•
Process scale-up
•
Clinical supply and validation
•
Commercial supply
Ritalin LA
•
Once
daily ADHD treatment marketed by Novartis
Focalin
XR
•
ADHD treatment marketed by Novartis
Verapamil/Verelan
•
CV/High blood pressure treatment
marketed by Teva
and
Lannett
Zohydro
ER
•
Extended release hydrocodone marketed by Pernix
•
Launched
in 2014
•
Abuse deterrent form launched

Solid Oral Dosage Form Capabilities

•
Site currently configured to produce capsules at
commercial scale
•
Two commercial MG2 encapsulators each offering capacity
of 125mm doses
•
Capsule range of fill sizing 00 to 3
•
~400K/Hour Fette
tablet press
•
Coater in process
Commercial-scale Oral Dosage Capabilities
Development-scale Oral Dosage Capabilities
•
Capability to supply capsules and tablets at development-
and clinical-scale manufacturing
•
Bosch GKF-400 encapsulation machine
•
Korsch
XL100 Pro tablet press

2017 Additional Capabilities-Commercial Tablet Press and Film Coating Equipment Fette FE55 LBB Bohle BTC 100 45

Packaging Operations

•
One line operation with annual maximum
capacity of 2.5 million bottles per shift
•
Capability of packaging various size capsules
and tablets
•
Can handle round or square bottles 40cc –
500cc, and counts of up to 500 units/bottle
•
Met serialization requirements guidance early

Strong CDMO Business Performance
•
Revenues include product sales, royalties and profit sharing
–
2016 revenues included one-time revenues; customer ordering patterns are not always predictable
–
2017 Guidance-
Revenues of approximately $60-$63M, and EBITDA* of approximately $20-$23M
•
Additional capacity for new product opportunities
•
Positive cash flow for debt service obligations, as well as cash flow to contribute to the funding of
Company operating activities, including product development, and commercialization.
*EBITDA and Excess Cash Flow are non-GAAP financial measures (see reconciliation on last page of presentation)
CDMO Segment
($millions)
Year
Ended
December 31,
2016
(unaudited)
Six Months
Ended June
30, 2017
(unaudited)
Revenues
$69.3
$35.7
CDMO
Segment Operating
Income
$24.2
$10.3
EBITDA*
$31.8
$14.0
Excess
Cash
Flow
(before
interest
& principal payments)
*
$30.5
$11.9

Company Highlights

•
Specialty pharmaceutical company focused on hospital and related settings with late stage investigational product, IV Meloxicam, targeting management of moderate to severe pain
•
Filed New Drug Application for IV Meloxicam in July 2017; Received FDA acceptance for review in September
2017 (PDUFA Date-
May 26, 2018)
–
Reported results for pivotal Phase 3 trial in patients following abdominoplasty surgery
–
Reported results for pivotal Phase 3 trial in patients following bunionectomy surgery
–
Reported results for Phase 3 safety study demonstrating solid safety and tolerability profile
–
Completed renal impairment and ECG studies
•
Multiple therapeutics in clinical development for hospital and related settings
–
Non-opioid, alpha 2 agonist for peri-procedural use;
–
Recent acquisition of Neuromuscular Blockers (NMB) and related reversal agents from Cornell University
•
Used for rapid induction and reversal of neuromuscular blockade
•
Revenue and cash flow positive contract development and manufacturing (CDMO) business
–
Raised Revenue and EBITDA Guidance, August 2017
•
Solid cash position-
$50.2 million cash @ 6/30/17
•
Experienced management team with significant development, regulatory and commercial experience

Reconciliation of Non-GAAP Financial Measures (unaudited)
CDMO Segment
($’s in millions)
2016
2017
Six
Months
2017
Estimate
Operating
Income
$24.2
$10.3
$12.6 -
$15.6
Depreciation
$5.0
$2.4
$4.8
Amortization of intangible
assets
$2.6
$1.3
$2.6
EBITDA
$31.8
$14.0
$20.0 -
$23.0
Capital expenditures
($4.3)
($2.5)
($4.8)
Change in working capital
$2.2
($0.1)
$1.8
Stock-based compensation expense
$0.8
$0.5
$1.0
Excess Cash
Flow (before
interest & principal payments)
$30.5
$11.9
$18.0 -
$21.0
To supplement our financial results determined by U.S. generally accepted accounting principles ("GAAP"), we have also disclosed in the table below the following non-GAAP information for our Contract Development and Manufacturing division (‘CDMO segment”): earnings before interest, taxes, depreciation and amortization ("EBITDA") and Excess Cash
Flow.  We believe these non-GAAP financial measures are helpful in understanding our CDMO segment as such useful to investors in allowing for greater transparency of supplemental information used by management.  EBITDA is used by investors, as well as management in assessing our performance. Under the credit agreement with our lender (OrbiMed),
Excess Cash Flow after interest paid on the OrbiMed
debt, is one of the metrics used to determine the amount that
OrbiMed
may require the Company to prepay on the outstanding principal on our loan on a quarterly basis (see Notes to
Financial Statements for description of the credit agreement). Excess Cash Flow is a useful measure of cash flow available to not just service debt, but also use for other Company operating activities, including product development and commercialization. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared.

Appendix

Dosing Profile
Attribute
Meloxicam
Ketorolac
Caldolor
(ibuprofen)
Ofirmev
(APAP)
Route
IV/IM
IV/IM
IV
IV
Onset of pain
relief
~10 min*
30 min
N/A
N/A
Time to peak
analgesic effect
~40 min*
1-2 hrs
N/A
N/A
Duration of
pain relief
18-24
hrs
4-6 hrs
4-6 hrs
4-6 hrs
Admin.
IV bolus and
eventual pre-
filled syringe
Ready to use IV
Dilution required,
30 min infusion
Ready to use,
15
min infusion

* IV Meloxicam clinical data from Study-04.

Multiple IV Phase 2 Trials
Trial
Design
Outcome
Phase 2 Study -
02
Acute pain following dental
surgery (N = 230)
Statistically significant differences for meloxicam
doses compared to placebo were seen in SPID24,
pain relief and onset of pain relief
Phase 2 Study -
04
Acute pain following open
abdominal hysterectomy
surgery (N = 486)
Statistically significant differences for meloxicam
doses compared to placebo were seen in multiple
efficacy analyses, including SPID24.  meloxicam
30 mg and 60 mg produced the greatest response
with no difference between doses
Phase 2 Study -
05
Acute pain following
laparoscopic abdominal
surgery (N =50)
Study stopped early (planned N = 250) for
business reasons.  However, statistically
significant differences in SPID48 observed for
30mg QD dose despite small sample size
Phase 2 Study
-014
Safety, Efficacy and PK in
Post-op bunionectomy
(N=59)
No serious AEs, no bleeding events
Efficacy-Statistically significantly reductions in pain
intensity as measured by SPID48 for 30 and 60
mg QD vs placebo
52